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                                                                    EXHIBIT 10.6


                                                                  --------------
                                                                  EXECUTION COPY
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                             INTERCREDITOR AGREEMENT

                  THIS INTERCREDITOR AGREEMENT (as amended, restated and/or otherwise modified from time to time in accordance with the terms hereof, this "AGREEMENT") is entered into as of September 21, 2001 by and among WACHOVIA BANK, N.A., as Securitization Agent for certain secured parties to the Blue Ridge Facility (as defined below) (in such capacity, the "SECURITIZATION AGENT") and as Agent for the banks party to the Bank Facility (defined below) (individually and in such capacity, the "BANK AGENT"), TBSPV, INC. (the "SPC") and THOMAS & BETTS CORPORATION, ("T&B").


                             PRELIMINARY STATEMENTS

                  A. T&B, the Bank Agent, and Wachovia Securities, Inc. have entered into that certain letter agreement dated as of August 22, 2001 (the "LETTER AGREEMENT") with the intention of exercising commercially reasonable efforts to bring together a syndicate of banks willing to issue commitments to fund the credit facility as described in the Letter Agreement (as the same may become the subject of definitive documentation and as it may be further amended, supplemented, or otherwise modified from time to time, the "BANK FACILITY"). In connection with a prior credit facility and, following the termination of such prior facility, to secure all of T&B's obligations to the Bank Agent (including without limitation obligations with respect to letters of credit issued by the Bank Agent), T&B and the Bank Agent entered into that certain Borrower Security Agreement, dated as of July 1, 2001 (as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time, the "SECURITY AGREEMENT") pursuant to which T&B has granted to the Bank Agent a security interest in, among other things, all of T&B's right, title and interest in and to all accounts receivable, bank accounts into which collections and proceeds thereof are deposited and all proceeds thereof, equipment and inventory (the "BANK COLLATERAL").

                  B. Pursuant to that certain Receivables Transfer Agreement, dated as of September 21, 2001, by and between T&B and the sellers named therein (as the same may be amended, restated or otherwise modified from time to time, the "RECEIVABLES TRANSFER AGREEMENT"), T&B has purchased, and agreed to purchase from time to time, Receivables arising from the sale of goods or rendition of services by certain of its subsidiary parties thereto (the "SUBSIDIARY RECEIVABLES") including initially OCAL, Inc.

                  C. Pursuant to that certain Receivables Contribution Agreement, dated as of September 21, 2001, by and between T&B and the SPC (as the same may be amended, restated or otherwise modified from time to time, the "RECEIVABLES CONTRIBUTION AGREEMENT"), T&B has contributed, and agreed to contribute, to the SPC all of its right, title and interest in and to all of its accounts receivable and all collections and related security with respect thereto, each lockbox and collection account into which proceeds of receivables are deposited, and all other rights and payments relating to such accounts receivable and all proceeds thereof each of which would otherwise constitute Bank Collateral (the "CONTRIBUTED ASSETS"). T&B has agreed to repurchase certain of the Contributed Assets from time to time pursuant to the

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Receivables Contribution Agreement (together with the Related Security therefor, the "RECONVEYED ASSETS").

                  D. Pursuant to that certain Receivables Purchase Agreement, dated as of September 21, 2001, by and among the SPC, as seller, T&B, as master servicer, Blue Ridge Asset Funding Corporation, as purchaser ("BLUE RIDGE") and the Securitization Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "BLUE RIDGE FACILITY"), the SPC has sold an undivided percentage ownership in the Contributed Assets and has granted a first priority perfected security interest therein to the Securitization Agent (the "SECURITIZATION COLLATERAL"). Under the Blue Ridge Facility, the SPC, under certain circumstances, is required to repurchase Receivables for which it is deemed to have received a "Collection" as defined therein (together with the Related Security therefor, the "REPURCHASED ASSETS") and the Repurchased Assets are in turn reconveyed to T&B and become Reconveyed Assets.

                  E. The parties are entering into this Agreement to set forth certain of their understandings with respect to the Securitization Collateral and the Bank Collateral. "BANK PRIORITY COLLATERAL" means all of the property in which the Bank Agent is now or hereafter granted a security interest, other than the Securitization Priority Collateral. "SECURITIZATION PRIORITY COLLATERAL" means all of the Subsidiary Receivables, Contributed Assets, Collections of such Subsidiary Receivables and Contributed Assets, each Lock -Box, each Collection Account, all Related Security, all other rights and payments relating thereto and all proceeds thereof, (as defined herein or in the Receivables Purchase Agreement), other than the Reconveyed Assets and the Repurchased Assets and the related security and proceeds thereof.

                  ACCORDINGLY, IN CONSIDERATION OF THE FOREGOING AND THE MUTUAL COVENANTS HEREINAFTER SET FORTH, THE PARTIES HERETO AGREE AS FOLLOWS:

         SECTION 1. SECURITY INTERESTS.

         (a) Pursuant to the Security Agreement, T&B has granted a first priority perfected security interest in the Bank Collateral to the Bank Agent, for the benefit of the Lender Group (as defined in the Bank Facility). In accordance with the Security Agreement, the Bank Agent has agreed to release such portions of the Bank Collateral as may from time to time constitute Securitization Priority Collateral from the security interest granted to the Bank Agent.

         (b) Pursuant to the Receivables Contribution Agreement, T&B has transferred to the SPC all Contributed Assets.

         (c) Pursuant to the Blue Ridge Facility, the SPC has granted a first priority perfected security interest in the Securitization Priority Collateral to the Securitization Agent, for the benefit of the Secured Parties (as defined in the Blue Ridge Facility).

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         (d) Each of the parties hereto hereby acknowledges that the
Securitization Agent, for the benefit of the Secured Parties, has a first priority perfected security interest in all of the Securitization Priority Collateral and agrees not to object or contest in any administrative, legal or equitable action or proceeding (including, without limitation, any insolvency, bankruptcy, receivership, liquidation, reorganization, winding up, readjustment, composition or other similar proceeding relating to T&B, OCAL, Inc., the SPC or their respective property) or object to or contest in any other manner the validity, priority or perfection of such security interest. The Bank Agent hereby expressly acknowledges that pursuant to the Security Agreement, the Bank Agent has released all Securitization Priority Collateral from the security interest of the Bank Agent; PROVIDED, however, at any time that any of the Securitization Priority Collateral becomes Repurchased Assets or Reconveyed Assets, then such assets shall no longer be deemed to be Securitization Priority Collateral, the security interest of the Bank Agent therein shall automatically reattach, and the Repurchased Assets or the Reconveyed Assets as the case may be shall be deemed to be Bank Priority Collateral.

         (e) Each of the parties hereto hereby acknowledges that the Bank Agent, for the benefit of the Lender Group has a first priority perfected security interest in all of the Bank Collateral and agrees not to object to or contest in any administrative, legal or equitable action or proceeding (including, without limitation, any insolvency, bankruptcy, receivership, liquidation, reorganization, winding up, readjustment, composition or other similar proceeding relating to T&B, or its property) or object to or contest in any other manner the validity, priority or perfection of such security interest.

         (f) The Bank Agent hereby agrees, for the benefit of the Securitization Agent, for the benefit of the Secured Parties, that it will not amend, modify, restate or replace any provision of, or add any provision to, the Security Agreement or the Bank Facility which related directly and specifically to the Securitization Priority Collateral without the prior written consent of the Securitization Agent.

         (g) The Securitization Agent hereby agrees that, notwithstanding anything to the contrary contained in the documents and agreements relating to the Blue Ridge Facility, (i) T&B may pledge to the Bank Agent all of its right, title and interest in and to its equity interests in the SPC, together with all dividends and other rights relating thereto provided that the Securitization Agent shall have the right to review any such pledge agreement prior to its execution to confirm that the provisions of such pledge agreement are consistent with the provisions set forth in Exhibit A hereto and to require the parties thereto to make such changes as the Securitization Agent may require to make the provisions of such pledge agreement consistent with the provisions of Exhibit A hereof, (ii) T&B and each of its subsidiaries may grant to the Bank Agent a security interest in all personal property, including without limitation, inventory, equipment, Repurchased Assets, and Reconveyed Assets, but excluding all personal property constituting Securitization Priority Collateral, and (iii) the security interests granted under the Security Agreement, other than the Bank Accounts, as defined therein, and other than the collateral subject to the Release, as defined therein, and excluding all personal property constituting Securitization Priority Collateral may continue to secure the obligations of T&B to the Bank Agent.

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         SECTION 2. COOPERATION

         (a) In the event that the Securitization Agent shall be deemed to have a first priority perfected security interest in any of the Bank Priority Collateral at any time hereafter, the Securitization Agent shall (i) promptly notify all other parties to this Agreement and (ii) take any and all steps necessary to have such first priority perfected security interest released or assigned to the Bank Agent, on behalf of the banks party to the Security Agreement.

         (b) In the event that the Bank Agent shall be deemed to have a first priority perfected security interest in any of the Securitization Priority Collateral at any time hereafter, the Bank Agent shall (i) promptly notify all other parties to this Agreement and (ii) take any and all steps necessary to have such first priority perfected security interest released or assigned to the Securitization Agent.

         (c) Subject to the provisions of the Blue Ridge Facility that limit and/or restrict payments and/or distributions of funds, upon receipt of notice that the Bank Facility has become effective and written direction from T&B to do so (the "PAYMENT DIRECTION NOTICE"), all cash of SPC shall, pursuant to a cash management system instituted by T&B for itself and its Affiliates, be transferred to an account over which the Bank Agent maintains control; provided, however, the Bank Agent agrees that its interest in any and all such funds not constituting T&B Cash Assets (as defined below) shall be subject to the prior interest of the Securitization Agent and, in furtherance thereof, the Bank Agent agrees that it shall act as bailee of the Securitization Agent with respect to any such cash or other proceeds thereof at any time on deposit in any such account. Each of the Securitization Agent and the Bank Agent agrees to enter into such further written agreement or agreements as may be reasonably necessary to evidence the foregoing. Payments or distributions of funds representing (i) cash distributed, if any, by SPC to T&B as a return on T&B's investment in the SPC whether by dividend or otherwise, (ii) the compensation for servicing provided by the T&B to the SPC and (iii) collections or proceeds of any Repurchased Assets or Reconveyed Assets (collectively, items described in clauses (i) through (iii) being the "T&B CASH ASSETS") shall also be transferred to an account over which the Bank Agent maintains control, and in such cases, the proviso in the first sentence of this Section 2(c) shall not apply. T&B acknowledges and agrees that so long as the Bank Facility remains in effect, the Payment Direction Notice may not be changed or amended without the prior written consent of the Bank Agent.

         (d) The Securitization Agent shall, and shall cause the Master Servicer to hold in trust for the Bank Agent, all Collections with respect to Repurchased Assets and Reconveyed Assets and to remit all such Collections in accordance with the provisions of subsection (c) above.

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         SECTION 3. REPRESENTATIONS.

         Each of the parties hereto represents and warrants to the other parties that (a) its execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate proceedings, (b) the execution, delivery and performance by it of this Agreement is within its corporate powers and does not conflict with its charter, by-laws or operating agreement or with any law, rule, regulation, writ or order binding upon it or its properties, and (c) this Agreement constitutes its legally valid and enforceable obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

         SECTION 4. NOTICES.

         All notices required to be given hereunder shall be given by telephone promptly confirmed in writing by facsimile, and shall be effective when received at the address set forth on the signature pages hereof. Any party may change its address for notice by written notice to the other parties hereto.

         SECTION 5. NO PROCEEDINGS.

         Each of the parties hereto (other than the Administrator with respect to the SPC) agrees that it will not institute against the SPC or Blue Ridge (each, a "PROTECTED PARTY"), or join any person in instituting against any Protected Party, any case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect so long as one year and one day shall not have elapsed since the payment in full of, (a) in the case of Blue Ridge, any commercial paper notes or other indebtedness issued by such Protected Party and
(b) in the case of the SPC, payment in full of its obligations in respect of the Blue Ridge Facility.

         SECTION 6. MISCELLANEOUS.

         (a) AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any party herefrom, shall in any event be effective unless the same shall be in writing and signed by all of the parties hereto, and, in the case of a waiver, shall be effective only in the specific instance and for the specific purpose for which given.

         (b) BINDING EFFECT. This Agreement shall become effective when it shall have been executed and delivered by each of the parties hereto and thereafter shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

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         (c) GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY,
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

         (d) EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

         (e) WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.


                  [remainder of page intentionally left blank]

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                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       WACHOVIA BANK, N.A.,
                                       as Securitization Agent for the Blue
                                       Ridge Facility


                                       By: /s/ Kenny Karpowicz
                                          --------------------------------------
                                          Name:  Kenny Karpowicz
                                          Title: Vice President


                                       Wachovia Bank, N.A.
                                       191 Peachtree Street
                                       Atlanta, GA  30303
                                       Attn:  Adrian Jordan
                                       Telephone:  (404) 332-4049
                                       Facsimile:   (404) 332-5152

                                       WACHOVIA BANK, N.A.,
                                       as Individually and as Securitization
                                       Agent for the Bank Facility


                                       By: /s/ W. Adrian Jordan
                                          --------------------------------------
                                          Name:  W. Adrian Jordan
                                          Title: Senior Vice President


                                       Wachovia Bank, N.A.
                                       191 Peachtree Street
                                       Atlanta, GA  30303
                                       Attn:
                                       Telephone:
                                       Facsimile:

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                                       THOMAS & BETTS CORPORATION


                                       By: /s/ Thomas C. Oviatt
                                          --------------------------------------
                                          Name:  Thomas C. Oviatt
                                          Title: Treasurer

                                       with a copy to:

                                       Thomas & Betts Corporation
                                       Attn: Vice President - General Counsel
                                       8155 T& B Boulevard
                                       Memphis, TN 38125

                                       Facsimile:  (901) 252-1372


                                       TBSPV, INC.


                                       By: /s/ Thomas C. Oviatt
                                          --------------------------------------
                                          Name:  Thomas C. Oviatt
                                          Title: Treasurer

                                       8155 T&B Boulevard
                                       Memphis, TN 38125

                                       Telephone:  (901) 252-5942
                                       Facsimile:   (901) 252-1372

                                       with a copy to:

                                       Thomas & Betts Corporation
                                       Attn: Vice President - General Counsel
                                       8155 T& B Boulevard
                                       Memphis, TN 38125

                                       Facsimile:  (901) 252-1372

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                                    EXHIBIT A

                  PROVISIONS TO BE INCLUDED IN PLEDGE AGREEMENT

                  Section __ STOCK OF TBSPV, INC.; LIMITATION ON ACTIONS. The parties hereto acknowledge that the pledge hereunder of the capital stock ("TBSPV STOCK") of TBPSV, Inc. ("TBSPV") is prohibited by the terms of that certain Receivables Purchase Agreement dated as of September 21, 2001 (the "PURCHASE AGREEMENT") among TBSPV, as Seller, Thomas & Betts Corporation, as Master Servicer, Blue Ridge Asset Funding Corporation, as Purchaser and Wachovia Bank, N.A., as Securitization Agent (the "SECURITIZATION AGENT"), as the same may be amended, supplemented, restated or otherwise modified from time to time.

                  To induce Blue Ridge and the Securitization Agent to permit the pledge of the TBSPV Stock, the parties hereto agree to the following limitations.

                  (a) Anything herein or the Security Agreement to the contrary notwithstanding:

                           (i) Prior to the date that is one year and one day after the Final Payout Date (as defined in the Purchase Agreement), the [COLLATERAL AGENT], for itself and for the [AGENT] and the Lenders, agrees that, upon exercising its rights with respect to the TBSPV Stock, it will not, without the prior written consent of the Securitization Agent, take any action adverse to the interests of Blue Ridge and/or the Securitization Agent, including, without limitation,
         (A) causing TBSPV to violate or breach any term or provision in any Transaction Documents (as defined in the Purchase Agreement), (B) amending or altering any of TBSPV's organizational documents, or (C) causing TBSPV to incur any debt, other than, in each case, as may be allowed in the Transaction Documents; PROVIDED, that any prepayment or termination of the Purchase Agreement in accordance with the terms of the Transaction Documents (as defined in the Purchase Agreement) shall not be deemed adverse to the interests of Blue Ridge and/or the Securitization Agent;

                           (ii) Prior to the Final Payout Date, (A) in the event that the [COLLATERAL AGENT] receives any payments or funds constituting Securitization Priority Collateral (as defined in the Intercreditor Agreement dated as of September 21, 2001 by and among the Securitization Agent, the Bank Agent, TBSPV and Thomas & Betts Corporation, the [COLLATERAL AGENT] shall hold such payments or funds in trust for the benefit of the Securitization Agent, and shall promptly transfer such payments or funds to the Securitization Agent and (B) the [COLLATERAL AGENT], for itself and for the [AGENT] and the Lenders, agrees that, upon exercising its rights with respect to the TBSPV Stock, it will not, without the prior written consent of the Securitization Agent make any dividends or distributions on such Pledged Collateral;

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                           (iii) Prior to the Final Payout Date, (A) this
         Section __ shall not be amended, modified or supplemented without the prior written consent of the Securitization Agent, which consent shall be at the sole discretion of the Securitization Agent, and the provisions of this Section __ shall be contained in any agreement that amends and restates this Agreement and (B) the Lenders and the [Agent] agree that no such party shall enter into any additional agreement that would adversely affect the rights of the Securitization Agent set forth in Section [_](a) hereof; and

                           (iv) Prior to the date that is one year and one day after the Final Payout Date (as defined in the Purchase Agreement), neither the [COLLATERAL AGENT], [AGENT] nor any Lender shall object to or contest in any administrative, legal or equitable action or proceeding (including, without limitation, any insolvency, bankruptcy, receivership, liquidation, reorganization, winding up, readjustment, composition or other similar proceeding relating to T&B or TBSPV or their respective property) or object to or contest in any other manner
         (1) the interests of TBSPV and its successors and assigns in any of the assets transferred by Thomas & Betts Corporation to TBSPV pursuant to the Transaction Documents and/or (2) the interests of the Securitization Agent, the Purchaser and/or any Liquidity Bank (as defined in the Purchase Agreement) in the Securitization Priority Collateral. Neither the [COLLATERAL AGENT], [AGENT] nor any Lender shall object to or contest in any manner the receipt of any payment by the Securitization Agent, the Purchaser and/or any Liquidity Bank with respect to the Securitization Priority Collateral in accordance with the terms of the Transaction Documents for the satisfaction of the Aggregate Unpaids.

         The provisions of this Section __ shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Aggregate Unpaids (as defined in the Purchase Agreement) is rescinded or must otherwise be returned by the Securitization Agent or the Purchaser (as such term is defined in the Purchase Agreement) upon the insolvency, bankruptcy or reorganization of Thomas & Betts Corporation or TBSPV or otherwise, all as though such payment had not been made;

         (b) The Securitization Agent shall be a third-party beneficiary with respect to this Section __.

         (c) The provisions of this Section __ provide for relative rights of the Collateral Agent and the Securitization Agent for the benefit of the Secured Parties (as defined in the Transaction Documents) and are not intended for the benefit of Thomas & Betts Corporation, nor shall such provisions limit or modify the obligations of Thomas & Betts Corporation under the Loan Documents and the Transaction Documents, respectively.